UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

May 3, 2016

ENSERVCO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36335	84-0811316
State of Incorporation	Commission File Number	IRS Employer Identification No.

501 South Cherry St., Ste. 1000

Denver, CO 80246

Address of principal executive offices

303-333-3678

Telephone number, including

Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02     Results of Operations and Financial Condition

On May 12, 2016, the Company issued a press release announcing information regarding its results of operations and financial condition for the quarter ended March 31, 2016. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Item 2.02, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 of Form 8-K. Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Further, the information in this Item 2.02, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Item 8.01     Other Events

On May 3, 2016, the Company issued a press release entitled “Enservco schedules First Quarter Earnings Release and Conference Call.” A copy of the press release is furnished as Exhibit 99.2 hereto.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated May 12, 2016.

99.2	Press release dated May 3, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 12th day of May, 2016.

Enservco Corporation

By:	/s/ Rick D. Kasch
Rick D. Kasch, Chief Executive Officer

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